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                                                              EXHIBIT 10(x)(9)

                                AMENDMENT NO. 14
                                       TO
                              THE UPS SAVINGS PLAN


                 WHEREAS, United Parcel Service of America, Inc. ("UPS") and its affiliated corporations established, effective July 1, 1988, the UPS Savings Plan (the "Plan") in order to permit their eligible employees to put money aside on a tax deferred basis to supplement that which they will receive under Social Security and other pension and retirement plans; and

                 WHEREAS, the Plan has been amended thirteen times before, the most recent being Amendment No. 13 effective as of February 1, 1994; and

                 WHEREAS, it is desired to amend the Plan further to eliminate the requirement that U. S. Government and U. S. Governmental agency obligations forming a part of the investments in the Fixed Rate Investment Fund be guaranteed as to the repayment of principal and the payment of interest by the full faith and credit of the United States;

                 NOW THEREFORE, pursuant to the authority vested in the Board of Directors by Section 9.1 of the Plan, the Plan is hereby amended in the following respects, effective February 1, 1994:

                 1. Section 4.4(a) is amended by deleting the description of Investment "Option A" and inserting in lieu thereof the following:

                 "OPTION A        -        A fixed rate investment fund, as
                                           designated by the Committee or
                                           its delegate,






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                                           consisting of fixed interest rate
                                           obligations issued by one or more
                                           domestic insurance companies or
                                           domestic banks each of which
                                           satisfies the asset and
                                           creditworthiness requirements
                                           described below, and collective
                                           short-term investment funds which
                                           satisfy the creditworthiness
                                           requirements described below.  The
                                           fixed interest rate obligations
                                           shall, in accordance with guidelines
                                           established by the Committee,
                                           consist of either or both of the
                                           following:

                                           -      fixed interest rate contracts
                                                  under which the payment of
                                                  interest and principal is
                                                  backed by the general assets
                                                  and surplus of the insurance
                                                  company or bank.

                                           -      fixed interest rate contracts
                                                  under which the payment of
                                                  interest and principal is
                                                  backed by a separate account
                                                  or trust portfolio of
                                                  short-term debt securities
                                                  which are (i) direct
                                                  obligations of the United
                                                  States, (ii) obligations of
                                                  an agency or instrumentality
                                                  of the United States, or
                                                  (iii) securities or receipts
                                                  evidencing ownership
                                                  interests in obligations or
                                                  specified portions (such as
                                                  principal or interest) of
                                                  obligations described in (i)
                                                  or (ii).

                                           Each such insurance company or bank
                                           issuing a fixed rate obligation
                                           described above shall have at least
                                           five billion dollars in assets, and
                                           shall maintain a minimum Standard &
                                           Poor's rating of AA- or a minimum
                                           Moody's rating of Aa3.

                                           Pending investment in fixed rate
                                           obligations described above or for
                                           the purpose of providing a source of
                                           liquid funds for anticipated
                                           transfers, monies invested in Option
                                           A may be invested in one or more
                                           collective short-term investment
                                           funds, the investments under





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                                           which shall consist of short-term
                                           obligations or deposits, with an
                                           average maturity of not more than
                                           120 days and a maximum maturity of
                                           not more than 30 months, which are
                                           rated at least A1 by Standard &
                                           Poor's and P1 by Moody's (or rated
                                           at least AA in the case of
                                           obligations with a maturity of 12
                                           months or more) at the time of
                                           acquisition."

                 IN WITNESS WHEREOF, United Parcel Service of America, Inc. has
caused this Amendment No. 14 to the Plan to be executed this           day of
        1994.


ATTEST:                            UNITED PARCEL SERVICE OF
                                   AMERICA, INC.

By:
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